UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: March 10, 2026
(Date of earliest event reported)

Ollie's Bargain Outlet Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37501	80-0848819
(Commission File Number)	(IRS Employer Identification No.)

6295 Allentown Boulevard
Suite 1
Harrisburg, Pennsylvania	17112
(Address of principal executive offices)	(Zip Code)
(717) 657-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	OLLI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2026, the Board of Directors (the “Board”) of Ollie’s Bargain Outlet Holdings, Inc. (the “Company”) accepted Kevin McLain’s notice of his planned retirement, which is effective May 1, 2026.  Mr. McLain has served as the Company’s Senior Vice President, General Merchandise Manager since May 2014.  The Company’s succession planning initiatives included planning for Mr. McLain’s retirement.   The Company thanks Mr. McLain for his many years of commitment, leadership, and contributions, and wishes him the best in the next chapter.

Item 8.01	Other Events.

Effective May 1, 2026, Shane Thornton will serve as the Company’s Senior Vice President, General Merchandise Manager.  As part of the Company’s succession planning strategy, Mr. Thornton was promoted to the position of Senior Vice President, General Merchandise Manager in March 2025, reporting to Mr. McLain and Eric van der Valk, the Company’s President and Chief Executive Officer.  Mr. Thornton brings more than a decade of progressive leadership experience in merchandising and operational strategy. He joined the Company in 2010 and has advanced through several merchandising roles of increasing responsibility ranging from Buyer, Divisional Merchandise Manager, and Vice-President of Merchandising.  Mr. Thornton began his career with the Company as a buyer, where he quickly demonstrated a strong acumen for product sourcing and category management.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.

	By:	/s/ James J. Comitale

		Name:	James J. Comitale
		Title:	Senior Vice President, General Counsel, and Corporate Secretary

Date: March 16, 2026